                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Stockholders
Viatel, Inc.:

We consent to the use of our report included herein and to the references to our firm under the heading "Viatel Selected Consolidated Financial Data" and "Experts" in the registration statement.

                                            /s/ KPMG LLP

                                                KPMG LLP

New York, New York
October 14, 1999